UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 5, 2015

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS RD. DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On June 5, 2015, Devon Gas Services, L.P. (“Devon Gas Services”), the holder, as of such date, of a majority of the outstanding common units of EnLink Midstream, LLC (the “Registrant”), approved by written consent (the “Approval”) the material terms of the performance goals under the EnLink Midstream, LLC 2014 Long-Term Incentive Plan (the “2014 Plan”).  Because the 2014 Plan was previously approved by Devon Gas Services as the sole member of the Registrant prior to the business combination described, among other places, in our 2014 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 20, 2015, the Approval was not necessary for the effectiveness of the 2014 Plan but was sought solely in connection with the 2014 Plan’s intended compliance with certain provisions of Section 162(m) of the Internal Revenue Code.

Pursuant to rules adopted by the SEC under the Securities Exchange Act of 1934, as amended, a Schedule 14C Information Statement (“Information Statement”) will be sent or given to the unitholders of the Registrant who did not execute the Approval.  The Approval will become effective on the date that is 20 calendar days after the date the Information Statement is first sent or given to such unitholders.

A copy of the 2014 Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT NUMBER		DESCRIPTION

10.1	—	EnLink Midstream, LLC 2014 Long-Term Incentive Plan (incorporated by reference to Exhibit 4.4 to our Registration Statement on Form S-8, file No. 333-194395).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM, LLC

	By:	EnLink Midstream Manager, LLC,
its Managing Member

Date: June 10, 2015	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

10.1	—	EnLink Midstream, LLC 2014 Long-Term Incentive Plan (incorporated by reference to Exhibit 4.4 to our Registration Statement on Form S-8, file No. 333-194395).